Exhibit 10.11.1
                                  CAPRIUS, INC.

                             SECURED PROMISSORY NOTE

$ ______________                                                January 29, 2004
(Principal Amount)


     CAPRIUS, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of ___________ (the "Holder"), on July 31, 2005, the principal sum of ________________ Dollars ($___________), together with interest at the rate of eleven (11%) percent per annum from the date hereof until the entire principal shall become paid or otherwise satisfied, subject to earlier prepayment as set forth below, both principal and interest to be payable at the principal office of the Company at One Parker Plaza, Fort Lee, New Jersey 07024, or at such other location as the Company and the Holder may agree upon in writing.

     This Note is one of a duly authorized issue of Secured Promissory Notes (the "Notes") of the Company limited in aggregate principal to Five Hundred Thousand Dollars ($500,000).

     1. Prepayment. The Company shall have the right, at its sole discretion, to prepay this Note, pro rata with the prepayment of the other Notes in this Series, at any time in whole or from time to time in part, the principal amount, together with accrued interest thereon to the prepayment date, without premium or penalty. The Company shall give the Holder at least three (3) days prior written notice of its intention to make any prepayment on this Note.

     2. Interest. The Company shall pay interest on this Note in quarterly installments on the last day of January, April, July and October of each year, commencing April 30, 2004, on the principal amount outstanding on each quarterly interest payment date, and continuing until the principal amount is repaid in full.

     3. Guaranty and Security. Pursuant to the terms of a Guaranty and Security Agreement, dated January 29, 2004 (the "Security Agreement"), among Opus Diagnostics, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Opus"), the Holder, the Holders of the other Notes (collectively, the "Holders"), and Elliott Koppel, as Agent of the Holders, Opus is guarantying the Company's obligations under the Notes on a non-recourse basis by the grant of a security interest to the Holders of all royalties due to Opus under a Royalty Agreement, dated October 9, 2002, by and between Seradyn, Inc., a Delaware corporation, and Opus, and as more fully described in the Guaranty and Security Agreement.

     4. Covenants of the Company. The Company agrees and covenants that until such time as this Note has been paid in full, the Company will comply with the following covenants:

          4.1 Payment of Principal and Interest. The Company shall duly and punctually pay the principal of and interest on this Note in accordance with the terms of this Note.

          4.2 Maintenance of Office or Agency. The Company shall maintain an office in the State of New Jersey where this Note may be presented or surrendered for payment, where this Note may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of this Note may be served. The Company will give prompt written notice to the Holder of the location, and of any change in the location, of such office.


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          4.3  Corporate Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchise; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holder. The Company will seek to have Opus preserve its corporate existence and also the Royalty Agreement.

          4.4 Consolidation, Merger, or Conveyance or Transfer. The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any person, unless (i) the corporation formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume the due and punctual payment of the principal of and interest on the Note; and (ii) immediately after giving effect to such transaction, no Event of Default (as defined herein), and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing.

          4.5 Reports. The Company shall furnish to the Holder the Company's Quarterly Reports on Form 10-QSB and Annual Reports on Form 10-KSB within five
(5) days after filing the same with the Securities and Exchange Commission. In addition, the Company shall furnish to the Holder such other information as the Company sends to its stockholders.

     5.   Remedies

          5.1 Events of Default. "Event of Default," wherever used herein means any one of the following events (whatever the reason for such Event of Default and whether it shall be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of principal or any installment of interest upon this Note for a period of ten (10) days after it becomes due and payable whether at its maturity or otherwise; or

          (b) default in the performance, or breach, of any covenant of the Company in this Note (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), or under the Security Agreement; or

          (c) default in either the payment of principal or any installment of interest for a period of ten (10) days after they become due and payable whether at maturity or otherwise, or the performance, or breach, of any covenant of the Company, under any other Note in this Series.

          (d) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the


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               Company under the Federal Bankruptcy Code or any other applicable
               Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

          (e) the institution by the Company of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (f) the Company shall have entered against it a final judgment by a court having jurisdiction which, if satisfied, would have a material adverse effect on the financial condition of the Company; or

          (g) the Company shall be in default in the payment in excess of $500,000 of money borrowed in one or more transactions, the lender(s) shall have declared the amount in default and such default shall not have been cured or contested in good faith for a period of thirty (30) days after such declaration;

then and in each and every case, unless the principal and accrued interest on this Note shall have already become due and payable, the Holders constituting at least a majority of the aggregate principal amount then outstanding under this Series of Notes may, by notice in writing to the Company, declare the unpaid balance of this Note to be forthwith due and payable, and thereupon such balance, including the principal of this Note and accrued interest thereon, shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived.

          5.2 Enforcement of Remedies. In case any one or more of the Events of Default specified in Section 5.1 hereof shall have occurred and be continuing, the Holders constituting at least a majority of the aggregate principal amount then outstanding under this Series of Notes may proceed to protect and enforce their rights either by suit in equity or by action at law, for the specific performance of any covenant or provision contained herein, or proceed to enforce payment of this Note or to enforce any other legal or equitable right of the Holder of this Note; and under the Security Agreement if it is then in effect.

          5.3 Waiver by Company. To the extent permitted by applicable law, the Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist, which,


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but for this provision might be applicable to any sale made under the judgment, order or decree of any court or otherwise, based on this Note or any claim for interest on this Note or any foreclosure thereunder.

          5.4 Amendments and Waivers. No course of dealing between the Company and the Holder and no delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of the rights of the Holder. No covenant or other provision of this Note nor any default or Event of Default in connection therewith may be waived otherwise than by a written instrument signed by the Holder. Any provision of this Note to the contrary notwithstanding, changes in or additions to this Note may be made, and compliance with any term, covenant, condition or provision set forth in this Note may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), and any default or Event of Default and the consequences thereof may be waived by a written agreement between the Company and the Holder. A waiver on any occasion shall not be construed as a bar to or a waiver of any such right or remedy on any future occasion.

          5.5 Cost and Expense of Collection. The Company covenants and agrees that if default be made in any payment or prepayment of principal of, or interest on, the Note, it will, to the extent permitted under applicable law, pay to the Holder such further amount as shall be sufficient to cover the cost or expense of collection, including reasonable compensation to the attorneys of the Holder for all services rendered in that connection.

     6. Subordination. The Holder, by acceptance hereof, acknowledges and agrees that the indebtedness evidenced by this Note shall be junior and subordinated in right of payment, to the prior payment in full of the principal amount of, and premium, if any, and interest on, any secured or unsecured indebtedness of the Company to banks, institutional lenders or other financial institutions; provided, however, that the indebtedness evidenced by this Note shall have a first security interest in the collateral secured under the Security Agreement. The Holder shall execute such documents as reasonably requested of him by the Company to confirm the foregoing subordination.

     7.   Payment, Exchange and Transfer; Lost Note.

          7.1 Payments. Interest and principal to be paid in respect of this Note shall be paid at the place provided herein, without any presentment or notation of payment, and the amount of principal so paid on this Note shall be regarded as having been retired and cancelled at the time of payment. The Holder shall, however, at the place of payment of this Note at any time during its regular business hours on any day when a prepayment of a portion of the outstanding principal is made, permit the Company to make appropriate notation hereon of the amount of principal which has been paid on this Note.

          7.2 Exchange. The Holder may, prior to maturity or prepayment thereof, surrender the Note held by him for exchange, at the office designated by the Company pursuant to Section 4.2 hereof. Within a reasonable time thereafter and without expense (other than transfer taxes, if any) to the Holder, the Company shall issue in exchange thereof, or in exchange for the portion thereof not surrendered in payment as aforesaid (as the case may be), in such denominations and made payable to such person or persons, or order, as the Holder shall designate in accordance with Section 7.3, a Note for the same aggregate principal amount as the unpaid principal amount of the Note so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note as surrendered.

          7.3 Limitation on Transferability. The Holder shall not assign or transfer any or all of his interest in this Note to a third party except to a


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member of the Holder's immediate family, a trust for which the Holder or a member of his immediate family is a principal beneficiary or a corporation or other entity in which the Holder and/or a member of his immediate family own more than a majority of the outstanding voting securities or interests.

          7.4 Lost, etc., Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, the Company will make and deliver a new Note of like tenor in lieu of such Note.

     8.   Miscellaneous Provisions

          8.1 Benefits. This Note shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and his heirs, administrators and permitted assigns and transferees.

          8.2 Notices. All communications provided for herein or with reference to this Note shall be deemed to have been sufficiently given or served for all purposes if delivered in person, or if sent by certified or registered mail, postage and charges prepaid, or by recognized overnight courier, to the following addresses: if to the Company, at its office, One Parker Plaza, Fort Lee, New Jersey 07024, Attention: President, or to the Holder c/o Caprius, Inc., One Parker Plaza, Fort Lee, NJ 07024, or at any other address duly designated by the Company or the Holder to the other.

          8.3 Entire Agreement. This Note, together with the Security Agreement, sets forth the entire agreement between the Company and the Holder with respect to the subject matter contained herein. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of all other terms and provisions hereof shall in no way be affected thereby.

          8.4 Amendment. This Note may not be changed, modified or amended except by an agreement in writing signed by the Company and the Holder.

          8.5 Governing Law. This Note shall be deemed to be a contract made under, and to be construed in accordance with, the laws of the State of New Jersey, without giving effect to conflicts of law.

          8.6 Section Headings. The descriptive section headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.


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          IN WITNESS WHEREOF, the Company has caused this Note to be signed in its corporate name by its President, attested by its Secretary, and dated the day and year first above written.


                                            CAPRIUS, INC.


                                            By:
                                               ---------------------------------
                                            George Aaron, President




ATTEST:


----------------------------------------
Jonathan Joels, Secretary


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